Dow Inc. and Subsidiaries The Dow Chemical Company and Subsidiaries	EXHIBIT 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Howard I. Ungerleider, President and Chief Financial Officer of Dow Inc. and The Dow Chemical Company (the “Companies”), certify that:

1.
the Quarterly Report on Form 10-Q of the Companies for the quarter ended June 30, 2019 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/s/ HOWARD I. UNGERLEIDER
Howard I. Ungerleider
President and Chief Financial Officer
July 25, 2019

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